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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   September 21, 2007

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

          Nevada                      000-50944                  84-156582
          ------                      ---------                  ---------
(State or other jurisdiction   (Commission File Number)         IRS Employer
of incorporation)                                            Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                     ----------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 20, 2007, the Board of Directors expanded the size of the Board to five (5) members, creating two vacancies which were filled by the election of Kim Thorne O'Brien amd Jonathan L. Simon, who accepted such election as of September 21, 2007.

Ms. O'Brien, age 49, since May, 2004 has been President of Independence, Inc., a firm engaged in providing consulting services to start-up biotechnology companies. From December, 2001 to May, 2004 Kim was Vice President, Business Development & Marketing, of AdvancedTraces, Inc. a company engaged in the development of supersensitive detectors of biowarfare agents. Prior to that, Kim was Regional Business Director, Northeast Region, of MedImmune, Inc. from October 1995 to October 2001. She graduated from Ursinius college in 1980 with a B.S. in Health & Physical Education, graduated from Temple University with an M.S.Ed in Exercise Physiology in 1981 and completed all work except for the dissertation for a Ph.D. in Cardiovascular Physiology from Temple University. Thereafter, and until October 1995, Kim held various jobs in the health industry. There is no arrangement between Ms. O'Brien and any other party with respect to her service as a director nor is Ms. O'Brien a party to, or a participant in, any material plan, contract or arrangement.

Mr. Jonathan L. Simon, age 56, has been engaged in the recycling industry since approximatley the mid-1970's. From 1990 to March, 2006 he was President of Royal Green Corp., a company engaged primarily in recycling ferrous metals. From April, 2006 to the present, he has been President of Royal Green LLC, a successor company to the corporation, still engaged in recycling ferrous metals. In addition, since May, 2006 he has been a director of Green Energy Technologies. Jonathan graduated from the University of Pittsburgh in 1973 with a BS in Biology (with honors). There is no arrangement between Mr. Simon and any other party with respect to his service as a director nor is Mr. Simon a party to, or a participant in, any material plan, contract or arrangement.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GLOBAL RESOURCE CORPORATION


                                             By: /s/ Frank G. Pringle, President
                                                 --------------------
September 25, 2007